Bank of America Fourth Quarter 2005 Results Al de Molina Chief Financial Officer January 23, 2006 Ken Lewis President, Chairman and Chief Executive Officer Exhibit 99.3 * * * * * * * * * *

Forward Looking Statements
This presentation contains forward-looking statements, including statements about the financial conditions, results of operations and earnings outlook of Bank of America
Corporation. The forward-looking statements involve certain risks and uncertainties.
Factors that may cause actual results or earnings to differ materially from such forward-
looking statements include, among others, the following: 1) projected business increases following process changes and other investments are lower than expected; 2) competitive pressure among financial services companies increases significantly; 3) general economic conditions are less favorable than expected; 4) political conditions including the threat of future terrorist activity and related actions by the United States abroad may adversely affect the company’s businesses and economic conditions as a whole; 5) changes in the interest rate environment reduce interest margins and impact funding sources; 6) changes in foreign exchange rates increases exposure; 7) changes in market rates and prices may adversely impact the value of financial products; 8) legislation or regulatory environments, requirements or changes adversely affect the businesses in which the company is engaged;
9) litigation liabilities, including costs, expenses, settlements and judgments, may adversely affect the company or its businesses; and 10) decisions to downsize, sell or close units or otherwise change the business mix of any of the company. For further information regarding
Bank of America Corporation, please read the Bank of America reports filed with the SEC and available at
www.sec.gov .

2005 2004 2004
Core net interest income (FTE) $  30,545    $ 27,472     $  29,272 4%
Trading-related net interest income 1,444         2,039            2,039
Net interest income (FTE) 31,989        29,511          31,311 2%
Noninterest income 25,610        20,085          21,603 19%
Total revenue (FTE) 57,599        49,596          52,914 9%
Provision for credit losses 4,014 2,769 2,769 45%
Gains on sales of debt securities 1,084 2,123 2,172 ( 50%)
Noninterest expense (excl merger charges)  28,269 26,394 28,507 (   1%)
Net income before merger charges 17,161 14,554 15,314 12%
Merger & restructuring charges (after-tax) 275 411 411
Net Income $ 16,886 $14,143      $ 14,903 13%
Diluted EPS reported $4.15 $3.69 $ 3.61 15%
Merger charge impact .06 .11 .10
Diluted EPS (excl. merger charge) $4.21 $3.80 $ 3.71 13%
Summary Earnings Statement
Proforma ¹
% Change
1 Proforma 2004 includes Fleet 1Q04 (supplemental
earnings package includes details)
$ in millions

Earnings Highlights – 2005
• Record earnings of $16.9 billion grew 19% over 2004.  Excluding $275 million merger charges earnings grew 18%.
– On a proforma basis, including Fleet 1Q04 earnings grew 13%, 12% excluding merger charges.
• 2005 highlighted by strong consumer growth while completing Fleet transition and preparation for MBNA integration
• 2005 also included return of strength in commercial lending.
• 2005 earnings growth despite headwinds of $1.2 billion higher provision costs and $1.0 billion fewer securities gains
• Revenue growth on a proforma basis of 9% led by noninterest income growth while net interest income grew 2%.
• 19% noninterest income growth over proforma 2004 led by mortgage and card income, equity gains and trading profits.
• Expenses were down 1% from proforma 2004 driving the efficiency ratio below the company’s 50% target.

4Q05 3Q05 4Q04 Vs. 3Q05
Core net interest income (FTE) $  7,803     $  7,657     $  7,537 2%
Trading-related net interest income 300            316             417
Net interest income (FTE) 8,103         7,973          7,954 2%
Noninterest income 6,262         6,834          5,966 ( 8%)
Total revenue (FTE) 14,365       14,807       13,920 ( 3%)
Provision for credit losses 1,400 1,159 706 21%
Gains on sales of debt securities 71 29 101
Noninterest expense (excl merger charges)  7,261 7,165 7,061 1%
Net income before merger charges 3,808 4,207 4,030
Merger & restructuring charges (after-tax) 40 80 181
Net Income $ 3,768 $ 4,127       $ 3,849 ( 9%)
Diluted EPS reported (GAAP basis) $  .93 $1.02 $ .94 ( 9%)
Merger charge impact .01 .02 .04
Diluted EPS (excl. merger charge) $  .94 $1.04 $ .98 (10%)
Summary Earnings Statement
$ in millions

Linked Quarter Net Interest Income & Yield
4Q05 3Q05 Change % Change
Reported net interest income (FTE)     $    8,103 $       7,973     $      130  2%
Trading related NII 300 316             (16)                ( 5%)
Core net interest Income (FTE) 7,803 7,657            146 2%
Avg. earning assets $ 1,145,541      $ 1,137,619      $ 7,922 1%
Trading related-earning assets 305,156 312,441       (7,285) (2%)
Reported net interest yield 2.82% 2.80% 2 bp
Core net interest yield 3.70% 3.71% (1 bp)
Net Interest Income
$ in millions

Proforma ¹
vs. 4Q04    vs. 3Q05
2005 2004 2004 % chg 4Q05 % chg % chg
Net interest income $ 17,053 $ 15,911    $16,868 1% $ 4,373 2% 2%
Noninterest income 11,823 9,245 9,698 21% 3,056 8% ( 2%)
Total revenue 28,876 25,156 26,566 9% 7,429 4% -
Securities gains (losses)        (2) 117            117 -
Provision expense 4,271 3,333 3,476 23% 1,299 4% 17%
Noninterest expense 13,440 12,555 13,317 1% 3,394 - 2%
Income tax expense 4,007 3,414 3,613 974
Net income $   7,156 5,971     $ 6,277 14% $ 1,762 10% (  6%)
Global Consumer & Small Business Banking (GCSB)
GCSB (excluding Card Services)
Business Predictability: High
2006 Earnings Outlook: Mid-single digit growth
Long-term Outlook: 10%
Card Services (Bank of America only)
Business Predictability: High
2006 Earnings Outlook: 25% +
Long-term Outlook: 10% +
• Card services represented 21% of Global
Consumer & Small Business Banking
earnings in 2005.
1 Proforma 2004 includes Fleet 1Q04 (supplemental
earnings package includes details)
($ in millions)

68.4%
66.6%
7.7% 11.9%
14.3%
8.9%
9.6%
12.6%
2004 2005
All Other
Direct Mail
E-commerce
Banking Stores
2004¹
2005 Change %
Checking 5.8 6.5 11%
Savings 7.4 7.8 6%
Credit card 6.2 5.6 (10%)
Debit card 4.1 4.8 18%
Online banking 3.8 4.4 17%
Mortgage fundings .5 .4 (13%)
Home equity fundings .7 .7 5%
Protection and other products
1.1 2.0 80%
Total 29.6 32.2 9%
Consumer Sales Activity
Product Sales Mix by Channel Unit Sales by Product
• Product sales grew 9% over 2004 and the mix is shifting to less expensive channels.
($ in millions)
1 Proforma 2004 includes Fleet 1Q04

Global Consumer & Small Business Banking (GCSB)
Proforma ¹
vs. 4Q04    vs. 3Q05
2005 2004 % chg 4Q05 % chg % chg
Consumer R/E Originations ²
Mortgage $ 86.8 $  87.5 (1%) $  20.7 13%      ( 25%)
Home Equity $ 72.0 61.1 18% 19.7 22% 10%
Avg. managed card bal.
$ 59.0 $  54.4 9% 59.7 6% -
Unit Sales (in millions)
32.2 29.6 9% 7.3 ( 3%)       ( 15%)
Purchase/Processing Volume (in billions)
Debit 142.1 113.2           26% 39.6 24% 10%
Credit 87.6 80.7 9% 24.1 10% 6%
Merchant Services   352.9 145.1 143% 101.6 35% 11%
1 Proforma 2004 includes Fleet 1Q04
2 Includes originations across all business segments
($ in billions)
Production Statistics

Bringing Together Superior Distribution And Products
• Distribution capabilities
– 5,873 banking centers
– 16,785 ATMs
– 14.7 million online customers
• Customer base
– #1 deposit market share
– #1 small business lender
– #1 middle market lender
• Sales and service skills
• Broad array of products
• Attractive customer base
• Best-in-class credit quality
• Proven profitability
• International presence
– Leading market positions in
Canada, UK, Ireland and Spain
• Affinity Relationships
– More than 5,000 affinity partners
worldwide
• Experienced management team
• Proven marketing skills
• Service focus

Global Business & Financial Services (GBFS)
GBFS (excluding Global Treasury Services)
Business Predictability: High
2006 Earnings Outlook: Mid-single digit growth
Long-term Outlook: 7 - 10%
Global Treasury Services (middle market component)
Business Predictability: High
2006 Earnings Outlook: less than 10%
Long-term Outlook: 7 – 10%
• Global Treasury Services represented 25%
of Global Business & Financial Services
earnings in 2005.
1 Proforma 2004 includes Fleet 1Q04 (supplemental
earnings package includes details)
($ in millions)
Proforma ¹
vs. 4Q04    vs. 3Q05
2005 2004 2004 % chg 4Q05 % chg % chg
Net interest income $   7,788 $ 6,534 $  7,113 9% $ 2,027 9% 3%
Noninterest income 3,372 2,717 3,128 8% 872 2% ( 3%)
Total revenue 11,160 9,251 10,241 9% 2,899 7% 2%
Securities gains 146 - - 63
Provision expense (49) (442) (361) 105
Noninterest expense 4,162 3,598 4,157 - 1,088 7% 3%
Income tax expense 2,631 2,251 2,370 634
Net income $   4,562 $ 3,844 $ 4,075 12% $ 1,135 ( 7%) 3%

Loan  Mix
4Q05 Annualized
Avg. Loans Growth vs. 3Q05
Middle Market $57.0 16%
Dealer Finance 38.3 18
Commercial R/E 31.3 12
Leasing 19.8 9
Business Banking 18.1 8
Latin America 9.2 20
Business Capital 8.8 12
($ in billions)
Global Business & Financial Services
Other
4%
Latin
America
5%
Business
Banking
10%
Business
Capital
5%
Leasing
10%
Dealer
Finance
20%
Real
Estate
16%
Middle
Mkt
30%

Proforma ¹
vs. 4Q04    vs. 3Q05
2005 2004 2004 % chg 4Q05 % chg % chg
Net interest income $   3,770 $ 2,869     $ 2,952 28% $    993 19% 7%
Noninterest income 3,623 3,064 3,506 3% 936 11% 3%
Total revenue 7,393 5,933 6,458 14% 1,929 15% 5%
Provision expense (5) (20) (18) 1
Noninterest expense 3,672 3,431 3,992 (8%) 939 1% 3%
Income tax expense 1,338 917 938 353
Net income $   2,388 $ 1,605     $ 1,546 54% $    636 32% 9%
Global Wealth & Investment Management (GWIM)
GWIM
Business Predictability: High
2006 Earnings Outlook: High-single digit growth
Long-term Outlook: High-single digit growth
1 Proforma 2004 includes Fleet 1Q04 (supplemental
earnings package includes details)
($ in millions)

Other
2%
Long-term
fixed
income
17%
Equity
44%
Short-term
money
market
37%

1

Bank of America Higher Standards

• AUM increased $25 billion or 5% over 3Q
- Up approximately $23 billion from net inflows
Short-term (cash) up $22 billion
Long-term assets up $1 billion
- Up approximately $2 billion from market action and
other adjustments
• 82% of the assets in Columbia Management's equity, fixed
income and money market funds are in the 35th percentile
or better among their peer groups, as measured by Lipper
(based on funds with three-year annualized net returns as
of 12/31/05 )
• 39 percent of Columbia Management’s equity and fixed
income funds rated by Morningstar are rated 4 or 5 stars as
of December 31, 2005. ²
Lipper Inc. is an independent mutual fund performance monitor. Lipper ranks mutual funds’ total performance (assuming reinvestment of distributions) against other funds having similar investment objectives and strategies. Lipper makes no adjustment for the effect of sales loads.
Global Wealth & Investment Management
AUM Mix - $482 Billion
2
36 Columbia Management funds had at least one share class earn an Overall Rating of 4 or
5 stars by Morningstar, Inc. for the period ended December 31, 2005. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating (tm) based on a
Morningstar Risk-Adjusted Return measure. The top 10 percent of funds in each category receive five stars, the next 22.5 percent receive four stars. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Past performance is no guarantee of future performance.

Proforma ¹
vs. 4Q04    vs. 3Q05
2005 2004 2004 % chg 4Q05 % chg % chg
Net interest income $   3,298 $ 4,058 $  4,210      (22%) $    727 (24%) ( 6%)
Noninterest income 5,711 4,988 5,144 11% 1,219 (1%)       ( 21%)
Total revenue 9,009 9,046    9,354 ( 4%) 1,946 (11%) (16%)
Securities gains (losses)      117 (10) (10) 31
Provision expense (244) (445) (430) (7)
Noninterest expense 6,678 6,581 6,714 (1%) 1,801 18% 5%
Income tax expense 956 976 1,041 60
Net income $   1,736 $1,924 $ 2,019      (14%) $    123 (79%) (72%)
Global Corporate & Investment Banking (GCIB)
GCIB (excluding Global Treasury Services)
Business Predictability: Low
2006 Earnings Outlook: More than 25%
Long-term Outlook: 10 - 15%
Global Treasury Services (large corporate component)
Business Predictability: High
2006 Earnings Outlook: less than 10%
Long-term Outlook: 7 – 10%
• Global Treasury Services represented 25%
of Global Corporate & Investment Banking
earnings in 2005.
1 Proforma 2004 includes Fleet 1Q04 (supplemental
earnings package includes details)
($ in millions)

Investment Banking Domestic Market Share and Rankings
2.90%
4.00%
6.90%
9.40%
5.20%
9.30%
8.30%
10.70%
17.70%
20.30%
3.20%
4.90%
5.90%
6.50%
7.40%
7.60%
11.90%
12.00%
15.60%
18.30%
0.00% 5.00% 10.00% 15.00% 20.00% 25.00%
2005
2004
Syndicated loans #2
Leveraged loans #2
High-yield debt #2
Mergers & acquisitions #10
Convertible debt #8
Investment grade debt #5
Mortgage-backed securities #6
Asset-backed securities #9
Public finance #8
Common stock underwriting #10

All Other
• The corporation’s total equity investment gains were $481 million versus $668 million in 3Q05 and $426 million in 4Q04. The majority of these gains are reported in this segment.
• Debt securities gains recorded were $71 million, an increase from $29 million in
3Q05 and a  decline from $101 million in 4Q04
• 4Q included repatriation of foreign earnings resulting in a benefit of $70 million

4Q05 3Q05 4Q04
Tier 1 Capital $   74,027   $   73,030    $  64,281
Risk Weighted Assets 901,693 889,979 793,523
Tier 1 Capital Ratio 8.21% 8.21% 8.10%
Total Capital Ratio 11.04% 11.12% 11.63%
Leverage Ratio 5.89% 5.85% 5.82%
Tangible Equity $   52,676   $   52,604    $ 50,496
Tangible Equity Ratio 4.24% 4.37% 4.76%
Dividends paid $     2,012    $    2,023     $   1,829
Payout ratio 53% 49% 47%
Dividend yield 4.33% 4.75% 3.83%
Capital Strength
$ in millions

• Expect GDP growth of  3 – 3.5%
• Core net interest income growth of 3 - 4%
• Total revenue growth expected at low end of 6-9% long-term target range
• Minimal securities gains planned in 2006 vs. $1.1 bb in 2005
• Consumer credit stable
• Commercial credit moving toward normalcy
• Positive operating leverage
• MBNA impact expected to be neutral in 2006
2006 Outlook

Operating Diluted Earnings Per Share	2004			2005		
	Total	More Predictable	Less Predictable	Total	More Predictable	Less Predictable
Global Consumer & Small Business	$ 1.56			$ 1.76		
Card Services		$ 0.35			$ 0.36	
GCSB (excl. Card)		1.21			1.40	
Global Business & Financial Services	1.01			1.12		
Global Treasury Services (GTS)		0.24			0.27	
GBFS (excl. GTS)		0.77			0.85	
Global Wealth & Investment Management	0.42	0.42		0.59	0.59	
Global Corporate & Investment Banking	0.50			0.43		
Global Treasury Services (GTS)		0.10			0.10	
GCIB (excl. GTS)			$ 0.40			$ 0.33
All Other	0.31			0.31		
Equity Investments			0.05			0.20
Other corporate			0.26			0.11
Total Operating Diluted EPS	$ 3.80	$ 3.09	$ 0.71	$ 4.21	$ 3.57	$ 0.64
After tax impact of merger charge	(0.11)			(0.06)		
Reported GAAP EPS	$ 3.69			$ 4.15		
Percent of Operating EPS					**85%**	**15%**

Bank of America Higher Standards

20 Line of Business View – On a Diluted Per Share Basis

Operating Diluted Earnings Per Share	2005 Total	2005 More Predictable	2005 Less Predictable	2006 Guidance	Long - term Targets
Global Consumer & Small Business	$ 1.76				
Card Services		$ 0.36		More than 25%	10% +
GCSB (excl. Card)		1.40		Mid-single Digits	10%
Global Business & Financial Services	1.12				
Global Treasury Services (GTS)		0.27		Less than 10%	7 - 10 %
GBFS (excl. GTS)		0.85		Mid-single Digits	7 - 10 %
Global Wealth & Investment Management	0.59	0.59		7 - 10 %	7 - 10 %
Global Corporate & Investment Banking	0.43				
Global Treasury Services (GTS)		0.10		Less than 10%	7 - 10 %
GCIB (excl. GTS)			$ 0.33	More than 25%	10 - 15 %
All Other	0.31				
Equity Investments			0.20	Less than 20%	N/A
Other corporate			0.11	-	N/A
Total Operating Diluted EPS	$ 4.21	$ 3.57	$ 0.64	Low - mid single digit	10%
After-tax impact of merger charge	(0.06)				
	$ 4.15				
Percent of Operating EPS		**85%**	**15%**		

Bank of America Higher Standards

21 Line of Business View – Outlook

22 APPENDIX *

Earnings Highlights – Fourth Quarter
• Earnings of $3.8 billion, 2% below prior year quarter and 9% lower than 3Q05.
• Strong earning asset generation across all segments
– Consumer loans grew 13% annualized over 3Q05
– Commercial loans grew $6.5 billion in large corporate space and $6.4 billion in commercial space over 3Q05
• Positives include:
– Continued consumer product sales momentum
– Increased mortgage banking income
– Commercial loan strength
– Assets under management grew 5% to $482 billion over 3Q05
• 4Q05 earnings decline attributable to:
– $524 million higher charge-offs from Bankruptcy reform leading to a $143 million provision expense impact from 3Q05
– Card revenue reduced by $71 million from bankruptcy impact
– Lower trading results and equity gains
– Lower service charges from NSF policy changes

Net Income before merger charges
Global Consumer and         2005 % chg % chg
Small Business ……........   $28.9 15% 9%
Global Business and
Financial Services…..…… $11.2 21% 9%
Global Wealth and
Investment Management..  $ 7.4 25% 14%
Global Corporate and
Investment Banking……..   $ 9.0 - (4%)
All Other…………………..    $ 1.1      NM NM
Total $57.6 16% 9%
Revenue
Business Segment Performance - 2005
Proforma ¹
2004
1 Proforma 2004 includes Fleet 1Q04 (supplemental
earnings package includes details)
Proforma ¹
2004 2004
Global Consumer and         2005 % chg % chg
Small Business ……........   $ 7.2 20% 14%
Global Business and
Financial Services…..…… $ 4.6 19% 12%
Global Wealth and
Investment Management..  $ 2.4 49% 54%
Global Corporate and
Investment Banking……..   $ 1.7 (10%) (14%)
All Other…………………..    $ 1.3     NM NM
Total $17.2 18% 12%
2004
$ in billions

Global Consumer and 4Q05 % chg
Small Business ……............ $  7.4 4%
Global Business and
Financial Services…..……… $  2.9 7%
Global Wealth and
Investment Management…. $  1.9 15%
Global Corporate and
Investment Banking……….. $ 2.0 (11%)
All Other……………………… $   .2 (22%)
Total $14.4 3%
Revenue
Business Segment Performance – 4Q05 vs. 4Q04
Global Consumer and 4Q05 % chg
Small Business ……............ $ 1.8 10%
Global Business and
Financial Services…..……… $ 1.1 ( 7%)
Global Wealth and
Investment Management…. $   .6 32%
Global Corporate and
Investment Banking……….. $   .1 (79%)
All Other……………………… $   .2 16%
Total $ 3.8 (6%)
Net Income before merger charges
$ in billions

Core Net Interest Income (FTE)
Core Net Interest Yield

Bank of America Higher Standards

Core Net Interest Income and Yield Trends
$7,537
$7,658
$7,427
$7,657
$7,803
4.03%
3.95%
3.71% 3.71%
3.70%
1.44%
1.02%
0.69%
0.54%
1.59%
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
4Q04 1Q05 2Q05 3Q05 4Q05
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Core net interest income (FTE) Core net interest yield 5-Year CMS vs. 3-month Libor
BAC Core Net Interest Yield
$ in millions

Year 1
Curve Flatteners
FF: 6.75
10-Y: 5.97
NII Δ: 990
(F)
(B)
NII Δ: -845
FF: 5.75
10-Y: 4.97
NII Δ: -563
(G)
(C)
NII Δ: -398
FF: 4.75
10-Y: 4.97
FF: 4.75
10-Y: 3.97
NII Δ: -298
(H)
(I)
FF: 4.75
10-Y: 5.97
NII Δ: 168
FF: 4.25
10-Y: 4.94
NII Δ: 192
(S)
NII Δ: 303
(D)
(J)
FF: 3.75
10-Y: 4.97
NII Δ: 594
NII Δ: 442
(E)
(K)
FF: 2.75
10-Y: 3.97
NII Δ: 868
Change in 1-mo Libor
Change in 10-yr CMS
300
200
100
0
-100
-200
-300

Net Interest Income Sensitivity Net interest income sensitivity – First 12 months as of 12/31/05

Forward curve interest rate scenarios	Net interest income impact for next 12 months @12/31/05	@9/30/05
+ 100 bp parallel shift	-$398 MM	-$259 MM
- 100 bp parallel shift	+$303 MM	+$111 MM
Flattening scenarios from forward curve		
+ 100 bp flattening on short end	-$563 MM	-$438 MM
Steepening scenarios from forward curve		
+ 100 bp steepening on long end	+$168 MM	+$182 MM

Bank of America Higher Standards

28 Net Interest Income Sensitivity

Nonperforming Assets and
Allowance for Credit Losses
$2,455
$1,603
0.47%
0.44%
0.36%
0.29%
0.28%
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
4Q04 1Q05 2Q05 3Q05 4Q05
0.0%
0.5%
1.0%
Nonperforming
Assets
Nonperforming
Assets / Loans,
Leases &
Foreclosed
Properties
532% 556% 470% 401% 390% Allowance for loan and lease losses / NPLs
1.40% 1.50% 1.57% 1.57% 1.65% Allowance for loan and lease losses / Loans
$8,440 $8,716 $8,702 $8,707 $9,028 Total
395 390 383 394 402 Reserve for unfunded lending commitments
$8,045 $8,326 $8,319 $8,313 $8,626 Allowance for loan and lease losses
Allowance for credit losses:
4Q05 3Q05 2Q05 1Q05 4Q04
$ in millions

Consumer Credit Quality
• Allowance decreased as reserves were utilized for the portion of incremental reform-
related bankruptcy net charge-offs estimated to be accelerated from 2006. Decrease partially offset by reserve build for held card growth, primarily advances on accounts that were previously securitized and continued seasoning of the portfolio.
4Q04 1Q05 2Q05 3Q05 4Q05 4Q05
Consumer
Consumer charge-offs 938 1,018 1,039 1,072 1,749
Consumer recoveries 137 151 156 166 172
Net consumer charge-offs 801 867 883 906 1,577 1,069
Net consumer c/o ratio .98% 1.07% 1.09% 1.06% 1.79% 1.21%
Allowance for credit losses 4,378 4,279 4,521 4,793 4,515
Managed Consumer Card Information:
Net losses 837 884 909 864 1,429 905
Net losses  % 5.90% 6.17% 6.23% 5.74% 9.49%    6.01%
30-day delinquency 4.37% 4.20% 4.25% 4.59% 4.17%
Excl. BK reform
impact
$ in millions

4Q04 1Q05 2Q05 3Q05 4Q05
Commercial
Commercial charge-offs 186 140 183 367 226
Commercial recoveries 142 118 186 128 155
Net commercial charge-offs 44 22 (3) 239 71
Net commercial c/o ratio .09% .05% (.01%) .47% .13%
Allowance for credit losses 4,248 4,034 3,798 3,533 3,530
Commercial Credit Quality
• 3Q05 charge-offs included $209 million domestic airline industry exposure.
Net charge-off ratio excluding domestic airline industry charge-offs was .06%
$ in millions

• Net income of $1,771 million in 2005 and $389 million in 4Q05
• Managed revenue of $3,939 million reflects growth of 6% from 3Q05 and 3%
from 4Q04
• Average managed receivables of $124.9 billion
– Growth of 4% vs. 3Q05
– Growth of 5% vs. 4Q04
• Managed net charge-offs of $1,849 million, or 5.92% of managed loans
– Includes $537 million attributable to bankruptcy reform
– Excluding this impact managed net charge-offs were $1,312 million or 4.20% of managed loans
MBNA Results

33 * * * * * * * * * *